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                                                                    Exhibit 99.1

                           JOINT FILING AGREEMENT

     In accordance with Rule 13d-1(f) of the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of us of a statement on Schedule 13D relating to the common stock, par value $.01 per share, of Melamine Chemicals, Inc., a Delaware corporation, including the associated preferred share purchase rights, and that any amendments thereto filed by any of us will be filed on behalf of each of us. This Agreement may be included as an exhibit to such joint filing.

                                            KKR ASSOCIATES


                                            By: /s/ Scott M. Stuart
                                               -------------------------------
                                               Name:  Scott M. Stuart
                                               Title: General Partner



                                            WHITEHALL ASSOCIATES, L.P.


                                            By KKR Associates, its General
                                                  Partner


                                            By: /s/ Scott M. Stuart
                                               -------------------------------
                                               Name:  Scott M. Stuart
                                               Title: General Partner



                                            BW HOLDINGS, LLC


                                            By Whitehall Associates, L.P.,
                                                  its managing member


                                            By Borden Holdings, Inc.,
                                                  attorney-in-fact


                                            By: /s/ Ellen German Berndt
                                               -------------------------------
                                               Name:  Ellen German Berndt
                                               Title: Secretary



                                            BORDEN HOLDINGS, INC.


                                            By: /s/ Ellen German Berndt
                                               -------------------------------
                                               Name:  Ellen German Berndt
                                               Title: Secretary




DATED:  October 20, 1997